                                                                   Exhibit 10.10



                                  AMENDMENT TO

                               AND RESTATEMENT OF

                                      STOCK

                              REDEMPTION AGREEMENT

MADE this     day      of 1991, by and between WILLIAM BLOCK and FIFTH THIRD
BANK, N.A., Executors of the Estate of Paul Block, Jr., deceased, ALLAN J. BLOCK, JOHN ROBINSON BLOCK and CYRUS P. BLOCK, individually, and WILLIAM BLOCK, FIFTH THIRD BANK, N.A., JOHN ROBINSON BLOCK, ALLAN J. BLOCK, and CYRUS P. BLOCK, Co-Trustees under Trust Agreement of PAUL BLOCK, JR. dated December 18, 1974, and WILLIAM BLOCK, ALLAN J. BLOCK, JOHN ROBINSON BLOCK, Trustees under Agreement dated November 1, 1977, parties of the first part,

                                       and

         WILLIAM BLOCK, WILLIAM BLOCK, JR., individually and as Trustee for LAURA A. BLOCK, and as Trustee of the MAXINE H. BLOCK MARITAL TRUST NO. 1 and of the MAXINE H. BLOCK MARITAL TRUST NO. 2, and as Custodian for each of DIANA E. BLOCK, NANCY E. BLOCK, and KATHERINE Z. BLOCK; CAROL Z. BLOCK, BARBARA B. BURNEY, individually and as Custodian for ERIN C. SMITH, MICHAEL H. BURNEY, KAREN B. AYARS, KAREN B. AYARS, Custodian for EMILY E. AYARS, and BRIAN M. AYARS, and DONALD G. BLOCK, individually and as Trustee for each of KATHERINE Z. BLOCK, NANCY E. BLOCK, BENJAMIN W. BURNEY, DIANA E. BLOCK, ERIN C. SMITH, BRIAN
M. AYARS, and EMILY E. AYARS, parties of the second part,



                                       and



                     MARY G. BLOCK, party of the third part,
                                       and



         BLADE COMMUNICATIONS, INC., an Ohio corporation, formerly known as the TOLEDO BLADE COMPANY, party of the fourth part.

         WHEREAS, on December 18, 1974 the Toledo Blade Company and Paul Block, Jr. and William Block entered into an Agreement providing, inter alia, for the redemption of certain shares of stock of the Toledo Blade Company upon the death of either or both of Paul Block, Jr. and William Block;

         WHEREAS, Paul Block, Jr. died on March 15, 1987 and William Block and First National Bank of Toledo (now known as Fifth Third Bank of Toledo, N.A.) were appointed as Executors of his Estate;

         WHEREAS, there are presently outstanding 29,400 shares of voting common stock of BCI, and 588,000 shares of nonvoting common stock of BCI all of which are owned by the parties of the first,, second, third and fourth parts with the party of the fourth part holding 101,863 shares of nonvoting common as Treasury Shares;

         WHEREAS, at the time of his death Paul Block, Jr. held 14,700 shares of voting and 284,786 shares of nonvoting common stock which for federal estate tax purposes were returned at $191.76 and $187.93 per share, respectively;

         WHEREAS, the Executors of the Estate of Paul Block, Jr., at the request of BCI have elected in accordance with Section 6166 of the Code to defer payment of federal taxes due;

         WHEREAS, there is an ambiguity under the 1974 Agreement, and differences of opinion exist among the parties, as to whether BCI has an unconditional obligation to cause the federal and state taxes to be paid at one time or is only obligated to provide funds periodically as are required to make payments in accordance with a deferral of such taxes;

         WHEREAS, it is in the best interest of BCI to provide for the harmonious continuity of its management and ownership, and to that end, BCI desires that the payment of Death Taxes in the Estate of Paul Block, Jr. and the estates of certain other shareholders, as hereinafter defined, be deferred in accordance with the applicable provisions of the Code and of the state inheritance and estate taxes of the residence of each such shareholder;

         WHEREAS, it is vital to the financial viability of BCI that it have the right to make periodic payments to redeem shares to pay Death Taxes and Administration Expenses over the maximum available period of time, to have the necessary flexibility in planning its financial affairs, and to be able to anticipate future cash demands caused by the death of Paul Block, Jr. and certain other shareholders, as hereinafter defined;

         WHEREAS, BCI has redeemed 101,863 shares of Stock from the Estate of Paul Block, Jr. at $187.93 per share, of which 86,695 acres-were redeemed within nine months of his death;

         WHEREAS, BCI in consideration of the election of the Executors of the Estate of Paul Block, Jr. to defer the payment of Death Taxes and to be made prospectively by the Executors of the estates of certain other shareholders, is willing to grant to each such estate an option at a nominal value to purchase a number of shares of Stock to compensate such entities for the cost of such deferral in terms of excess shares of Stock redeemed; and

         WHEREAS, the parties hereto desire to further amend and restate the 1974 Agreement;

         NOW, THEREFORE, the parties hereto, each intending to be legally bound and in consideration of the mutual promises and covenants given to the other, do hereby agree as follows:

         Section 1.01. Definitions. The following terms as used herein shall, unless the context shall clearly indicate otherwise, have the following respective meanings:

         (A) "Administration Expenses" shall mean those expenses allowable as a deduction under Section 2053 of the Code, including annual costs of filing amended returns.

         (B) "BCI" shall mean Blade Communications, Inc., an Ohio corporation, and any successor thereto.

         (C) "Close Corporation Operating Agreement" shall mean that contract dated December 12, 1988 between Blade Communications, Inc. and all of its stockholders.

         (D) "Capital Gains Taxes" shall mean those taxes imposed by the United States or any state thereof upon the capital gains recognized (offset by capital losses recognized, if any relating to the sale of Stock) as a result of the sale of any shares of Stock in accordance with a redemption pursuant to Section 303 of the Code.

         (E) References at any particular time to sections and chapters of the "Code" shall mean the specified sections and chapters of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any future United States internal revenue law.

         (F) "Death Taxes" shall mean all federal estate and generation-skipping transfer taxes and all local, state and foreign estate, inheritance, transfer, legacy, succession and similar taxes which by reason of the death of a Principal Shareholder are properly imposed upon, applicable to or payable with respect to any property or interest in property which is included as part of the estate of such Principal Shareholder for the purposes of such taxes (or, with respect to the federal generation-skipping transfer tax, is deemed to be included in the gross estate of such Principal Shareholder within the meaning of Section 303(d) of the Code) or any one or more of them, and any interest thereon.

         (G) "Election" shall mean the act taken by the Executor to elect to defer the payment of Death Taxes as provided under Section 6166 of the Code and any applicable state inheritance or estate tax, if any.

         (H) "Executor" shall mean the personal representative of the estate of a Principal Shareholder, whether such person is an executor or administrator, as well as any other fiduciary holding property derived from, or for the benefit of, a Principal Shareholder which property is subject to Death Taxes at the death of such Principal Shareholder.

         (J) "Option Shares" shall mean the number of shares of Stock redeemed without unfavorable dividend treatment under Section 303 of the Code by an Executor to pay (i) Death Taxes pursuant to an Election and (ii) Administration Expenses, reduced by the maximum number of shares of Stock that would have been redeemed without unfavorable dividend treatment under Section 303 of the Code had an Election not been made and all Death Taxes and Administration Expenses (excluding expenses which would have been incurred only if an Election had been made) had been paid on the initial return date; provided, however, that in no event may the "Option Shares" be less than zero.

         (K) "Principal Shareholder" shall mean such a decedent whose gross estate for federal estate tax purposes includes Stock (either outright or in trust), the redemption of which by BCI will qualify under the provisions of
Section 303 of the Code. In determining whether a decedent is a "Principal Shareholder" the provisions of Section 303(d) of the Code shall apply. "Principal Shareholder" shall include the late Paul Block, Jr.

         (L) The "Initial Redemption Price" for the Stock shall be the price per share at which such Stock is reported for purposes of Death Taxes in the estate of such Principal Shareholder which price shall remain in effect with respect to shares of Stock redeemed within three years following the death of such Principal Shareholder; provided, however, that if the returned value of the Stock is increased as a result of an audit of the federal estate tax return of such Principal Shareholder, the Initial Redemption Price shall be the price as finally determined for federal estate tax purposes. For each year thereafter the Redemption Price shall be the Initial Redemption Price, as adjusted by audit and further adjusted annually based upon that percentage of book value of BCI at the close of its last preceding fiscal year that the Initial Redemption Price bears to the book value of the Stock as determined for the fiscal year of BCI used for computing the Initial Redemption Price for such Principal Shareholder, but the Redemption Price shall not be less than the value of the Stock determined for federal estate tax purposes in the estate of such Principal Shareholder. As an illustration for the Estate of Paul Block, Jr., the book value of the Stock per share was $85.87 on December 31, 1986 and the Initial Redemption Price per share was $187.93. Assuming no adjustment at the audit of the federal estate tax return, the Redemption Price for redemption of Stock from March 15, 1990 until December 31, 1990 shall be 2.1885 times the book value on December 31, 1989 and for the year 1991 shall be 2.1885 times the book value on December 31, 1990. All subsequent years shall be treated in the same fashion. Notwithstanding the foregoing, the Executor of such Principal Shareholder may elect at its expense to employ Management Planning Inc., of Princeton, New Jersey, to value the Stock for purposes of determining any Redemption Price subsequent to the Initial Redemption Price. In such event the Redemption Price for the year as to which such appraisal was made shall be the mean between the formula price as herein set forth and the price as determined by Management Planning in such appraisal.

         (M) "Stock" shall mean the nonvoting common shares of BCI.

         Section 1.02. Election by Executor of Principal Shareholder; Forfeiture. The Executor of each Principal Shareholder shall make the Election for the deferral of Death Taxes. If such Election is permitted and the Election is not made by such Executor, the estate of such Principal Stockholder shall forfeit all rights under this Agreement.

         Section 1.03. Redemption by BCI. (A) Upper Limit. BCI will redeem in cash and at the Redemption Price per share determined at the date of tender each share of Stock tendered by the Executor of a Principal Shareholder to BCI for redemption; provided, however, that the aggregate number of shares of Stock to be redeemed by BCI shall not exceed the number of shares of Stock redeemable under Section 303 of the Code without unfavorable dividend tax consequences. The initial redemption of shares of Stock for each Principal Shareholder shall be the greatest of (i) the minimum number of shares of Stock that must be redeemed in payment of Death Taxes due at the time the returns for Death Taxes are due and all Administration Expenses incurred to such time, (ii) the maximum number of shares of Stock that could be redeemed equal in aggregate value to the proceeds of life insurance on such Principal Shareholder received by BCI within nine months of the death of such Principal Shareholder, or, (iii) in the cases of the Estates of William and Maxine Block the value of the Stock determined by multiplying the liability for Death Taxes and Administration Expenses as initially determined in the Estate of William Block or Maxine Block, as the case may be, by a fraction, the numerator of which is the aggregate value of the shares initially redeemed in the Estate of Paul Block, Jr. and the denominator of which is the aggregate liability of Death Taxes and Administration Expenses as initially determined in the Estate of Paul Block, Jr.

         (B) Lower Limit. In the case of the Estate of a Principal Shareholder, such Estate will tender for redemption and BCI will redeem that number of shares of Stock as shall equal that percentage of shares of Stock actually redeemed by the Estate of Paul Block, Jr. compared to the maximum number of shares that said Estate could have redeemed under subparagraph (A) of this Section 1.03.

         Section 1.04. Overpayments/Underpayments. In the case of any underpayment by BCI to an Executor for the redemption of Stock arising from the final determination of the value of the Stock for federal estate tax purposes, BCI will pay to the Executor, in cash, within sixty days of the receipt of the final value, the difference between the Initial Redemption Price and the Redemption Price as finally determined, plus interest thereon per annum at the rate assessed such Executor from time to time by the internal Revenue Service from the date of such initial payment to the date of such subsequent payment. In the case of an over valuation of the Stock, the Executor will pay the amount of the overpayment, together with per annum interest at such rate to BCI, determined as above in the case of underpayment.

         Section 1.05. Option Shares; Capital Gains Taxes. (A) Upon the earlier of (i) the date of the final and complete redemption of the Stock from the Executor by BCI for final and complete satisfaction of Death Taxes and Administration Expenses, (ii) the date of an agreement between an Executor and another for the sale of all Stock owned by such Executor, or (iii) the date of determination by BCI adopting a plan of complete liquidation and distribution of the assets of BCI there shall be granted to the Executor an option to acquire the Option Shares at a price of one dollar per share, such option to be exercised by written notice to BCI signed by such Executor and accompanied by a certified check in the amount of the aggregate option price for all Option Shares as to which the option is exercised. Such option may be exercised in whole or in part and from time to time but must be exercised within 366 days of the date of the grant of the option. As to any Option Shares as to which the option has not been timely exercised, such option shall lapse.

         (B) The value of the Option Shares in excess of the option price will be deemed to be compensation paid by BCI for the benefits it derived from the provisions of this Agreement.

         (C) As additional compensation for such benefits, BCI agrees to pay cash compensation to the Executor in an amount sufficient to pay all applicable income tax obligations arising from the receipt of or right to the Option Shares. BCI shall make payment in cash within sixty days of receipt from such Executor of a certificate setting forth the amount of income taxes due by reason of the exercise of each option for the Option Shares and for the income taxes due by reason of BCI's payment of all applicable income tax obligations.

         (D) In addition to the foregoing, if at any time Capital Gains Taxes are incurred by a Principal Shareholder, BCI shall pay to such Principal Shareholder an amount equal to the Capital Gains Taxes incurred upon satisfactory proof of payment of such taxes and shall pay all applicable taxes arising from the Principal Shareholder's receipt of payment from BCI for payment of such Capital Gains Taxes upon satisfactory proof of payment of such taxes. Such amount will be deemed to be compensation paid by BCI for the benefits it derived from the provisions of this Agreement.

         Section 1.06. Negotiations with Service. BCI acknowledges that the Executor possesses the sole and exclusive responsibility to negotiate with the Internal Revenue Service and any state taxing authority and to enter into a closing agreement with respect to the determination of the value of the Stock for such Death Tax purposes and BCI shall be bound by the final determination thereof for purposes of this Agreement; provided, however, that the Executor and his/her or its representatives shall consult with BCI and give consideration to BCI's advice. Each Executor will, however, exercise his/her or its best judgment and incur such reasonable and necessary expenses as such Executor may deem necessary to establish the most proper value of the Stock for Death Tax purposes. The Executor shall furnish BCI for its confidential use in the application of the terms of this Agreement a copy of the federal estate tax and state death tax returns as filed and a copy of all other documents filed by such Executor or received from the Internal Revenue Service in connection with the determination of Death Taxes in the estate of such Principal Stockholder.

         Section 1.07. Lien. The Stock of a Principal Shareholder may be subject to a lien in favor of the United States of America for payment of federal estate taxes pursuant to the Election made by such Executor. Upon receipt of payments in redemption of the Stock from BCI, the Executor agrees to obtain a release of the lien on the Stock to the extent of the Stock redeemed by BCI as provided hereinabove. At the time of each such release of lien, the Executor will deliver to BCI the certificate for the Stock held by the Executor duly endorsed for transfer to BCI and BCI will issue a new certificate registered in the name of the Executor for the number of shares not released from the lien.

         Section 1.08. Warranty of Title. In tendering to BCI, each Executor shall represent and warrant in writing that such Executor has marketable title to the Stock, that the Stock will be delivered to BCI, free and clear of all liens, except as provided in Section 1.07, that the Executor has power to transfer the Stock to BCI and such Executor has the requisite power and authority to bind the estate of such deceased Principal Shareholder to the applicable terms and provisions of this Agreement.

         Section 1.09. Amendment. This Agreement can be amended only in writing, which amendment shall have the consent (i) of each of ALLAN J. BLOCK, JOHN ROBINSON BLOCK, WILLIAM BLOCK and WILLIAM BLOCK, JR., and the successors of each as determined under the Close Corporation Operating Agreement and (ii) of each then living Principal Shareholder whose rights may be adversely affected by such amendment.

         Section 1.10. Binding Agreement. This Agreement shall be binding upon each party hereto, his/her or its successors and assigns, heirs and personal representatives and BCI its successors and assigns, and shall be governed in all respects by the laws of the state of Ohio, but will only become operative after the Internal Revenue Service has ruled that this Agreement does not conflict with the representations made to the Service dated November 6 and 25, 1987 and December 17, 1987 and the representations made in the requests for rulings on September 27, 1987 and November 4, 1987. BCI represents and warrants that the execution and delivery of this Agreement by it has been duly authorized by proper corporate action and constitutes a valid, binding and enforceable obligation of BCI.

         Section 1.11. Arbitration. Any dispute or controversy arising out of or in connection with this Agreement or the asserted breach thereof shall be determined and settled by arbitration in Toledo, Ohio in accordance with the rules of the American Arbitration Association. The parties of the first part shall have the authority to appoint one arbitrator; the parties of the second part shall have the authority to appoint one arbitrator; and the party of the third part shall have the power to appoint one arbitrator but only if the rights of such party will be materially affected by the outcome of the arbitration. The party of the fourth part shall not have the power or authority to appoint an arbitrator. The arbitrators so appointed shall select an additional arbitrator or arbitrators, not more than two in number, as may be required to make the aggregate number of arbitrators an odd number. In the event that additional arbitrators are not appointed within forty-five days from the demand for arbitration, the additional arbitrator or arbitrators shall be appointed by the Chief Justice of the Court of Common Pleas of Lucas County, Ohio. Any award entered herein shall be final and binding on the parties hereto and judgment may be entered thereon in any court of competent jurisdiction.

         Section 1.12. Litigation. Any and all litigation concerning this Agreement initiated by any of the parties hereto must be adjudicated in the Court of Common Pleas of Lucas County, Ohio or in the United States District Court for the Northern District of Ohio, Western Division sitting at Toledo, Ohio. The provisions of this Section are in addition to and not in contravention of the provisions of Section 1.11.

         Section 1.13. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and any prior agreements, documents, understandings, redemption schedules or other computations shall not be deemed to be part of this Agreement.

         Section 1.14. Counterparts. This Agreement will be executed in several counterparts, each of which shall be deemed to be an original. This Agreement shall be binding upon the parties hereto when it is signed by each party, even though such party has not signed such other counterpart hereof.

PARTIES OF THE FIRST PART:

A.       EXECUTORS OF THE ESTATE OF PAUL BLOCK, JR.

WITNESS:

---------------------------                          ---------------------------
                                                     WILLIAM BLOCK

ATTEST:                                              FIFTH THIRD BANK, N.A.

                                                     By:
---------------------------                          ---------------------------
Corporate Seal                                       EXECUTORS OF THE
                                                     ESTATE OF PAUL BLOCK, JR.

B.       INDIVIDUAL SIGNATORIES


---------------------------                          ---------------------------
                                                     ALLAN J. BLOCK


---------------------------                          ---------------------------
                                                     JOHN ROBINSON BLOCK


---------------------------                          ---------------------------
                                                     CYRUS P. BLOCK


C.       CO-TRUSTEES UNDER TRUST AGREEMENT OF PAUL BLOCK, JR. DATED DECEMBER 18,
         1974


---------------------------                          ---------------------------
                                                     WILLIAM BLOCK

ATTEST:                                              FIFTH THIRD BANK, N.A.

                                                     By:
---------------------------                          ---------------------------
Corporate Seal


---------------------------                          ---------------------------
                                                     JOHN ROBINSON BLOCK


---------------------------                          ---------------------------
                                                     ALLAN J. BLOCK


---------------------------                          ---------------------------
                                                     CYRUS P. BLOCK


D.       WILLIAM BLOCK AND CYRUS P. BLOCK, TRUSTEES


---------------------------                          ---------------------------
                                                     WILLIAM BLOCK


---------------------------                          ---------------------------
                                                     CYRUS P. BLOCK


E.       CO-TRUSTEES UNDER AGREEMENT DATED NOVEMBER 1, 1977

---------------------------                          ---------------------------
                                                     WILLIAM BLOCK


---------------------------                          ---------------------------
                                                     ALLAN J. BLOCK


---------------------------                          ---------------------------
                                                     JOHN ROBINSON BLOCK

PARTIES OF THE SECOND PART:


---------------------------                          ---------------------------
                                                     WILLIAM BLOCK


---------------------------                          ---------------------------
                                                     WILLIAM BLOCK, JR.


---------------------------                          ---------------------------
                                                     WILLIAM BLOCK, JR.
                                                     TRUSTEE FOR LAURA A. BLOCK


---------------------------                          ---------------------------
                                                     WILLIAM BLOCK, JR.,
                                                     TRUSTEE OF MAXINE H. BLOCK
                                                     MARITAL TRUST NO. 2


---------------------------                          ---------------------------
                                                     DIANA E. BLOCK


---------------------------                          ---------------------------
                                                     WILLIAM BLOCK, JR.,
                                                     CUSTODIAN FOR NANCY E.
                                                     BLOCK


---------------------------                          ---------------------------
                                                     WILLIAM BLOCK, JR.,
                                                     CUSTODIAN FOR KATHERINE Z.
                                                     BLOCK


---------------------------                          ---------------------------
                                                     CAROL Z. BLOCK

---------------------------                          ---------------------------
                                                     BARBARA B. BURNEY


---------------------------                          ---------------------------
                                                     BARBARA B. BURNEY,
                                                     CUSTODIAN FOR ERIN C. SMITH


---------------------------                          ---------------------------
                                                     MICHAEL H. BURNEY


---------------------------                          ---------------------------
                                                     KAREN B. AYARS


---------------------------                          ---------------------------
                                                     KAREN B. AYERS,
                                                     CUSTODIAN FOR EMILY E.
                                                     AYARS


---------------------------                          ---------------------------
                                                     KAREN B. AYERS,
                                                     CUSTODIAN FOR BRIAN M.
                                                     AYARS


---------------------------                          ---------------------------
                                                     DONALD G. BLOCK


---------------------------                          ---------------------------
                                                     DONALD G. BLOCK, AS TRUSTEE
                                                     FOR KATHERINE Z. BLOCK


---------------------------                          ---------------------------
                                                     DONALD G. BLOCK, AS TRUSTEE
                                                     FOR NANCY E. BLOCK


---------------------------                          ---------------------------
                                                     DONALD G. BLOCK, AS TRUSTEE
                                                     FOR BENJAMIN W. BURNEY


---------------------------                          ---------------------------
                                                     DONALD G. BLOCK, AS TRUSTEE
                                                     FOR DIANA E. BLOCK

---------------------------                          ---------------------------
                                                     DONALD G. BLOCK, AS TRUSTEE
                                                     FOR ERIN C. SMITH


---------------------------                          ---------------------------
                                                     DONALD G. BLOCK, AS TRUSTEE
                                                     FOR BRIAN M. AYARS


---------------------------                          ---------------------------
                                                     DONALD G. BLOCK, AS TRUSTEE
                                                     FOR EMILY E. AYARS



PARTY OF THE THIRD PART:



---------------------------                          ---------------------------
                                                     MARY G. BLOCK

PART OF THE FOURTH PART:

ATTEST                                               BLADE COMMUNICATIONS, INC.



                                                     By:
---------------------------                          ---------------------------